Exhibit 10.2

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "Lease") made as of this 1st day of March, 2006, by and between Kevin J. Thomas, an individual residing in the State of Florida (hereinafter, "Landlord"), and Vitarich Laboratories, Inc., a Delaware corporation (hereinafter, "Tenant").

          1.      DEMISE OF PROPERTY AND TERM
                  ---------------------------

                  A. DEMISE OF PROPERTY: In consideration of the rents, covenants and agreements reserved and contained in this Lease, Landlord hereby leases and demises to Tenant, and Tenant hereby leases from Landlord, certain real property located in Collier County, State of Florida, commonly known and numbered as 4206 Arnold Avenue, Naples, Florida, together with all improvements thereon, consisting of a 14,712 square foot building (the "Building"), all fixtures attached thereto, and all appurtenances thereto belonging (collectively, the "Property"), as more particularly described in Exhibit A, attached hereto.

                  B. TERM: The term of this Lease shall be for a period of five
(5) years, commencing on March 1, 2006 (the "Commencement Date"), and, unless sooner terminated or extended in accordance with the terms and conditions of this Lease, ending at 11:59 p.m. on the day before the fifth (5th) anniversary of the Commencement Date. Any and all references in this Lease to the "term of this Lease" shall mean and refer to the initial term of this Lease and any and all renewals or extensions hereof.

          2.      RENT
                  ----

                  A. BASE RENT: Tenant shall pay to Landlord during the initial term of this Lease, as base rent ("Base Rent") for the Property, the sum of one hundred and fifty thousand and 00/100 Dollars ($150,000.00) per annum, payable in equal monthly installments of twelve thousand five hundred and 00/100 Dollars ($12,500.00), in advance, on or before the first day of each calendar month throughout the term of this Lease. Tenant covenants to pay the Base Rent, and all other sums, costs, charges and expenses designated as "additional rent" under this Lease (including without limitation taxes on real and personal property, pursuant to Section 5 below, and premiums for Landlord's property insurance, pursuant to Section 6 below), when due, without demand, abatement, deduction or set off. In the event of any nonpayment of additional rent, Landlord may collect such sums as rent and shall have all the rights and remedies provided for herein or by law in the case of nonpayment of rent. In the event any installment of Base Rent and/or additional rent is not received within five (5) days of the date it is due, Tenant agrees to pay, as additional rent, a late fee/administrative charge of five percent (5%) of the amount of such overdue installment of rent, as well as interest on the unpaid amount at the rate of 10% per annum.

                  B. ADDITIONAL RENT: From and after the Commencement Date, subject to adjustment as provided in this paragraph, Tenant shall pay to Landlord as Additional Rent (hereinafter defined as any and all sums, exclusive of Base Rent and sales tax, payable by Tenant to Landlord pursuant to this Lease), on the same day of each calendar month of the Lease term as Base Rent is due and payable, an amount estimated by Landlord to be the total costs of taxes on real and personal property, as more particularly described in Paragraph 5 of this Lease, and the insurance coverages, as more particularly described in Paragraph 6 of this Lease. In addition, Tenant shall pay a management/administration fee to Landlord in the amount of four percent (4%) of the Base Rent payable by Tenant. Landlord may adjust the estimated monthly costs at the end of any calendar quarter on the basis of Landlord's reasonably anticipated costs. Within ninety (90) days following the end of each calendar year, Landlord shall furnish to Tenant a statement covering the calendar year just expired, showing the total of the above costs and the amount of charges paid by Tenant with respect to such period. If the actual costs exceed the monthly payments so made by Tenant, Tenant shall pay to Landlord the deficiency within fifteen (15) days after receipt of such statement including after the expiration of the term of this lease. If said monthly payments exceed the costs, such excess shall be credited against the next sums becoming due from Tenant hereunder, or, if such determination is made after the expiration or termination of this Lease, Landlord shall pay such excess amount to Tenant together with the furnishing of such statement.

                  C. SALES TAX: Tenant shall pay to Landlord any and all taxes, including sales tax imposed by the State of Florida or any other taxing entity on the Base Rent, Additional Rent or other payments due hereunder.

                  D. APPLICATION AGAINST BASE RENT: Landlord hereby acknowledges that, pursuant to the terms of that certain Lease Agreement (the "2004 Lease") made and entered into as of August 18, 2004, by and between Landlord and Vitarich Laboratories, Inc., a Florida corporation, predecessor in interest to Tenant, Landlord has been holding the amount of $5,000.00 to be applied to the payment of Base Rent for the last month of the term of the 2004 Lease. Notwithstanding anything to the contrary contained in the 2004 Lease, Tenant shall advance to Landlord an additional $7,500 and Landlord shall apply said $12,500.00 to the first monthly installment of Base Rent which becomes due under this Lease.

                  E. LANDLORD'S ADDRESS: The Base Rent and any additional rent shall be paid to Landlord or order at the address for Landlord set forth in
Section 32 below, or at such other place as Landlord may designate in a written notice to Tenant.

                  F. RESTRICTIVE ENDORSEMENTS INEFFECTIVE: No payment by Tenant or receipt by Landlord of a lesser amount than the current installment of Base Rent and additional rent which may be due shall be deemed to be other than on account of the earliest Base Rent and additional rent due under this Lease, nor shall any endorsement or statement on any check, or in any letter accompanying any check or other form of payment, be deemed a waiver, settlement, accord and satisfaction or other agreement by Landlord, and Landlord may accept such check or payment without prejudice to its right to recover the entire balance of Base Rent and all additional rent, or to pursue any other remedy in this Lease or provided by law.

          3.      DELIVERY OF POSSESSION
                  ----------------------

                  Tenant has occupied the Property prior to the Commencement Date of this Lease pursuant to the terms and conditions of the 2004 Lease, and will continue to occupy the Property, in its as-is condition, on and after the Commencement Date pursuant to the terms and conditions of this Lease. Landlord shall be under no obligation to make any improvements in or to the Property, or to provide Tenant with any allowance for same, in connection with this Lease.

          4.      SECURITY DEPOSIT
                  ----------------

                  Landlord hereby acknowledges that, pursuant to the terms of the 2004 Lease, Landlord received deposit of and has been holding the amount of $5,000.00 as a security deposit pursuant to the terms and conditions of the 2004 Lease. Landlord further acknowledges that he received an additional $7,500 as a security deposit pursuant to Section 2.D of this Lease. Notwithstanding anything to the contrary contained in the 2004 Lease, Landlord shall continue to hold said amount of $12,500 (hereinafter, the "Security Deposit") in accordance with the terms and conditions of this Section 4. The Security Deposit shall be maintained by Landlord in a federally insured bank account, without interest, as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. In the event that Tenant is in default hereunder beyond any applicable grace or notice and cure period, Landlord may use, apply or retain the whole (or any portion of) the Security Deposit for the payment of (i) any Base Rent, additional rent, or other sum of money which Tenant shall not have paid when due, or (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease. Upon any such use, payment or application, Tenant shall, upon five
(5) business days' written notice from Landlord, restore the Security Deposit to the original sum set forth above. The use, application or retention of the Security Deposit by Landlord shall not prevent Landlord from exercising any other right or remedy provided in this Lease or at law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Not later than thirty (30) days after the expiration or earlier termination of this Lease, and provided Tenant is not in default beyond any applicable grace or notice and cure period, Landlord shall return the Security Deposit to Tenant, less any sums used, applied or retained as hereinabove set forth. In the event of a sale or transfer of Landlord's interest in the Building or the Property, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee. In the event the Security Deposit is transferred, Tenant shall look solely to the purchaser or transferee for the return of the Security Deposit and Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit; provided, that the purchaser or transferee has affirmatively assumed all of Landlord's obligations to Tenant in writing.

          5.      TAXES ON REAL AND PERSONAL PROPERTY.
                  ------------------------------------

                  A. Tenant shall at all times be responsible for and shall pay monthly as part of the Additional Rent, all real estate taxes and all assessments which may be levied against the Property, to the extent same apply to the period of the term of the Lease, and against any personal property of any kind owned, installed or used by Tenant in or about the Property. Landlord shall forward statements or invoices for all such taxes and assessments promptly and in any event so as to provide Tenant reasonable opportunity to pay same before accrual of interest or penalties.

                  B. Tenant shall have the right, in good faith and by appropriate proceedings, and at Tenant's sole cost, to contest the validity or amount of any real estate tax agreed to be paid hereunder, provided that Tenant shall first satisfy any requirements of law, including, if so required, that the tax be paid in full before it is so contested. Landlord agrees, at Tenant's sole cost, to render to Tenant all assistance reasonably necessary in contesting the validity or amount of any such tax, including joining in and signing any protest or pleadings which Tenant may deem necessary or advisable. It is agreed that should any rebate be received in regard to such proceedings, such rebate shall belong to and be paid to Tenant, to the extent same applies to the period of the term of this Lease. Nothing herein shall prohibit or limit Landlord from attempting to obtain an assessment reduction at its sole cost.

          6.      PROPERTY INSURANCE
                  ------------------

                  A. LANDLORD'S INSURANCE: Landlord shall procure and maintain insurance covering the Property including law and ordinance, and any other insurable loss the Landlord reasonably deems prudent to insure for "Special Perils" including wind, flood and mechanical breakdown coverages in amounts equal to the insurable replacement cost of the building, any contents owned by the Landlord, and law and ordinance limits that reasonably protect the Landlord in the event of damage to the Property.

The Landlord shall also purchase General Liability coverage insuring against claims, demands or actions for bodily injury, death, personal injury, and loss or damage to property of others arising out of the premises in limits not less than $1,000,000 per occurrence and $2,000,000 annual aggregate.

                  B. TENANT'S OBLIGATION TO PAY PREMIUMS: Tenant shall pay the entire amount of premiums for the insurance described in Section 6.A above, as additional rent, to the extent such premiums apply to the period of the term of this Lease. Any such payments of premiums shall be made to Landlord in monthly installments as part of the Additional Rent.

          7.      UTILITIES
                  ---------

                  Tenant shall pay all charges for gas, electricity, light, heat, all public charges for sanitary sewage and solid waste discharged from the Property and for water consumed on the Property, power and all other utilities and telephone or other communication services used, rendered or supplied upon or in connection with the Property, and which relate to the period of the term of this Lease. Tenant shall pay all sums due under this Section directly to the service provider, to the extent the utilities are charged directly to the Tenant.

          8.      LIENS OR ENCUMBRANCES
                  ---------------------

                  If any mechanic's or materialmen's lien is filed against the Property for work claimed to have been done for, or materials claimed to have been furnished to or for the benefit of, Tenant, such lien shall be discharged of record by Tenant within ten (10) days by the payment thereof or the filing of any bond required by law and shall indemnify Landlord against all such liens, charges or encumbrances. If Tenant shall fail to discharge any such lien, Landlord may (but shall not be obligated to) discharge the same, the cost of which shall be paid by Tenant within three (3) business days of demand by Landlord. Such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same.

          9.      USE OF PROPERTY
                  ---------------

                  Tenant shall, during the term of this Lease, occupy and use the Property for the purpose of operating a business producing and marketing nutritional and dietary and supplements, warehousing, storage, fabrication, manufacturing, processing, and related office facilities, and for no other purposes without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

         10.      ALTERATIONS AND IMPROVEMENTS
                  ----------------------------

                  Tenant covenants and agrees that it will make no alterations, improvements or changes of any kind to the Property without first submitting the plans thereof to Landlord and securing the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Tenant may, at its own option and without having to secure the consent, written or otherwise of the Landlord, make any alterations or changes of any kind to the Property which may be required by any governmental order or regulation copies of which shall be provided to Landlord along with all necessary plans and permits, and, so long as such alterations or changes are not of a character required to be performed by Landlord under this Lease, such alterations or changes shall be made at no expense to Landlord; provided, however, that nothing herein shall obligate Tenant to make any capital improvements to the Property. All improvements, alterations, replacements and building service equipment made or installed by or on behalf of Tenant and permanently affixed to the Property shall immediately upon completion or installation thereof be and become the property of Landlord, without payment therefor by Landlord, but subject to the provisions of this Lease; provided that all machinery, equipment (other than building service equipment), trade fixtures, movable partitions, furniture and furnishings installed by Tenant or maintained on the Property, even if permanently affixed thereto, shall remain the property of Tenant, and Tenant shall, if not in default beyond any applicable grace or notice and cure period, be entitled to remove the same or any part thereof at any time during the Lease term, but Tenant shall, at its expense, repair any and all damage to the Property resulting from or caused by such removal. The interest of Tenant in any property, which is not so removed, shall at the end of the time provided for removal thereof vest in Landlord. Landlord's approval of any plans, specifications or working drawings shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency or compliance with any laws, rules and regulations of governmental agencies or authorities. The alterations shall conform to the requirements of Landlord's and Tenant's insurers and of the Federal, state and local governments having jurisdiction over the Property, shall be performed in accordance with the terms and provisions of this Lease in a good and workmanlike manner and shall not adversely affect the value, utility or character of the Property.

         11.      REPAIRS AND MAINTENANCE
                  -----------------------

                  A. MAINTENANCE BY TENANT: Tenant covenants throughout the term of this Lease, at its expense, to maintain in good order and repair the interior of the Property, and to maintain and replace when necessary, all window and door glass therein, interior and exterior; to maintain and repair (subject to Section 11.C below) all building service equipment therein, including, but not limited to, electrical, plumbing, heating, air conditioning and sprinkler equipment, pipes, wires, ducts, fixtures and appliances; to make all ordinary and necessary repairs; to keep the Property in a safe, clean and sanitary condition; to provide for the removal of trash and rubbish; to be responsible for lawn mowing and the care of landscaping located on the Property; and to surrender the Property at the end of the term in as good condition as when received, except for ordinary wear and use, and damage caused by fire or other casualty covered by insurance.

                  B. HVAC MAINTENANCE CONTRACT: Without limiting Tenant's obligations under Section 11.A. above, Tenant shall at all times during the term of this Lease, have and keep in force a maintenance contract, in a form and with a contractor satisfactory to Landlord, of the heating, air conditioning and ventilating equipment serving the Property, and providing for necessary repairs and periodic maintenance thereto of not less than two times annually. Said contract shall provide that it will not be canceled by either party except upon thirty (30) days' prior written notice to Landlord. Tenant shall send Landlord a copy of the contract within thirty (30) days of the Commencement Date.

                  C. LANDLORD'S MAINTENANCE: Landlord agrees to keep the roof, floor, foundation and exterior walls of the Building (excluding plate glass, windows, window frames, doors and door frames) in proper repair, including without limitation the repair of any leaks in the roof, provided that in each case Tenant shall have notified Landlord of the need for repair, and provided further, that Landlord shall have no responsibility for such repairs when necessitated by the negligence or willful misconduct of Tenant, its employees, agents, contractors and invitees. Except as provided for hereinabove and for damage caused by the negligence or willful misconduct of Landlord or Landlord's employees, agents or contractors, or as otherwise specifically provided for herein, Landlord shall not be responsible for repairing any damage to, or performing any maintenance upon, the Property. Notwithstanding the foregoing, Landlord shall be responsible for replacing all base building equipment and operating systems in the Building, including, but not limited to, electrical, plumbing, heating, air conditioning and sprinkler equipment, pipes, wires, ducts, fixture and appliances, to the extent same are not repairable; provided, however, that Landlord may amortize the cost of any such replacement over the useful life of any such replaced equipment and charge through to Tenant, as additional rent, the amortizable portion thereof applicable to the remaining term of the Lease without regard to any unexercised renewal terms (except that Landlord may charge through to Tenant the amortizable portion thereof applicable to any renewal term upon Tenant's exercise of its option therefor), any such statement to be payable within twenty (20) days of Tenant's receipt thereof with reasonable supporting documentation.

                  D. LANDSCAPING AND PARKING. Tenant shall be responsible for the landscaping of the Property (provided that Tenant shall not be required to provide any landscaping beyond what exists at the Property as of the Commencement Date), and maintaining the parking lot and sidewalks. Tenant agrees to resurface the parking lot at the end of the term of this Lease; provided, however, that nothing herein shall require Tenant to fully repave the parking lot at any time.

                  E. DAMAGE TO PROPERTY: Tenant covenants and agrees that all personal property, fixtures (other than base building systems), goods, wares and merchandise in, on or about the Property shall be and remain at Tenant's sole risk, and that, except for the negligence or willful misconduct of Landlord, its employees, agents or contractors, Landlord shall not be held responsible for, and Landlord is hereby released from, and forever saved harmless from, any liability, by reason of, or resulting from, any damage to or loss thereof, arising, directly or indirectly, from any acts of negligence of any other tenants or persons in, on or about the Property or, unless due to the negligence or willful misconduct of Landlord or its agents, employees or contractors, from the bursting, overflowing or leaking of water, sewer or steam pipes, or from the leaking or overflowing of the roof or downspouts, or from plumbing or heating fixtures, or from electric wires or electric equipment, or from any other cause whatsoever, including, but not limited to, rain, snow, wind or ice.

         12.      TENANT INSURANCE
                  ----------------

                  A. LIABILITY INSURANCE. Tenant shall, at its sole cost and expense, procure and maintain throughout the Term a commercial general liability policy insuring against claims, demands or actions for bodily injury, death, personal injury, and loss or damage to property arising out of or in connection with: (i) the Property; (ii) the condition of the Property; (iii) Tenant's operations in, maintenance and use of the Property, and (iv) Tenant's liability assumed under this Lease. Such insurance shall have such combined single limit of Two Million Dollars ($2,000,000.00) per occurrence, on an occurrence basis. Endorsements shall be obtained for cross-liability and contractual liability. In no event shall the limits of such insurance be considered as limiting the liability of Tenant under this Lease.

                  B. INSURANCE FOR PERSONAL PROPERTY. Tenant shall, at its sole cost and expense, procure and maintain throughout the term of this Lease a property insurance policy (written on a "Special Perils" basis) insuring all of Tenant's personal property, including but not limited to equipment, furniture, trade fixtures, furnishings and leasehold improvements which are the responsibility of Tenant, for not less than the full replacement cost of said property. All proceeds of such insurance shall be used to repair or replace Tenant's property. In addition, Tenant shall, at its sole cost and expense, procure and maintain business interruption insurance in an amount not less than the Base Rent, additional rent and sales tax due hereunder for the period of six
(6) months.

                  C. WORKERS' COMPENSATION INSURANCE. Tenant shall, at its sole cost and expense, procure and maintain throughout the term of this Lease, workers' compensation insurance in accordance with statutory law.

                  D. OTHER INSURANCE. If the Landlord has not procured such insurance pursuant to Section 6, Tenant shall, at its sole cost and expense, procure and maintain throughout the term of this Lease, such other insurance as Landlord reasonably deems necessary and prudent, or as required by Landlord's beneficiaries or mortgagees of any deed of trust or mortgage encumbering the Property, including without limitation flood insurance, "rising water", and equipment breakdown insurance.

                  E. REQUIREMENTS OF INSURANCE COVERAGE. All such insurance required to be carried by Tenant herein shall be with an insurance company licensed to do business in the State of Florida and rated not lower than A-XII in the A.M. Best Rating Guide. Such insurance (i) shall contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured has released its right of action against any party before the occurrence of a loss; (ii) shall name Landlord and, at Landlord's request, any mortgagee or ground lessor, as additional insured parties; (iii) shall provide that any deductible shall not exceed $10,000.00 with the exception of wind and flood, subject to Landlord review; and (iv) shall provide that the policy shall not be canceled, failed to be renewed or materially amended without at least thirty
(30) days' prior written notice to Landlord and, at Landlord's request, any mortgagee. On or before the Commencement Date, an original of the policy or a certified copy thereof, or certificate of insurance therefor, shall be delivered to Landlord and, at Landlord's request, to any mortgagee.

                  F. WAIVER OF SUBROGATION. Each party hereby releases the other party hereto from liability for any loss or damage to any building, structure or tangible personal property, or any resulting loss of income, or losses under worker's compensation laws and benefits, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party or its agents, if such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease. Each party hereto shall obtain a waiver of subrogation clause or endorsement to its policy (providing that such waiver of right of recovery against the other party shall not impair the effectiveness of such policy or the insured's ability to recover thereunder).

                  G. FAILURE TO PURCHASE INSURANCE. In the event Tenant does not purchase the insurance required by this Lease or keep the same in full force and effect, Landlord may, but shall not be obligated to purchase the required insurance and pay the premium. The Tenant shall repay to Landlord, as additional rent, the amount so paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as additional rent, any and all reasonable expenses (including reasonable attorneys' fee) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance.

         13.      DAMAGE OR DESTRUCTION
                  ---------------------

                  A. MINOR DAMAGE: If the Property shall be damaged by fire or other casualty of the kind insured against under the "Special Perils Policy" obtained by Landlord, but are not thereby rendered untenantable in whole or in part, Landlord shall promptly, at its own expense, cause such damage to be repaired, and the Base Rent and all additional rent shall not be abated or reduced.

                  B. PARTIAL UNTENANTABILITY: If the Property shall be damaged by fire or other casualty of the kind insured against under the "Special Perils Policy" obtained by Landlord, and shall be rendered untenantable only in part, and Landlord shall determine that it is economically feasible to repair and restore the Property to substantially its previous condition within a reasonable amount of time, Landlord shall promptly, at its own expense, cause the damage to be repaired, and the Base Rent and additional rent shall be reduced during the period of such untenantability, in proportion to the ratio of the number of square feet of floor area of the Building rendered untenantable to the total number of square feet of floor area of the Building.

                  C. TOTAL UNTENANTABILITY: If the Property shall be damaged by fire or other casualty of the kind insured against under the "Special Perils Policy" obtained by Landlord, and shall be rendered wholly untenantable by reason of such occurrence, and Landlord shall determine that it is economically feasible to repair and restore the Property to substantially its previous condition within six (6) months after the date of damage or destruction, Landlord shall promptly, at its own expense, cause such damage to be repaired and the Base Rent and additional rent shall be abated during the period of such untenantability. If the restoration cannot be substantially completed within the time stated in this Section 13.C., then, within fifteen (15) days after Landlord determines that the restoration cannot be substantially completed within such time period and notifies Tenant thereof in writing (which Landlord agrees promptly to do), Tenant may terminate this Lease by written notice to Landlord within ten (10) business days of such notice of determination by Landlord.

                  D. LANDLORD'S RIGHT TO TERMINATE: Notwithstanding anything to the contrary in the foregoing, if the Building shall be destroyed or damaged to the extent of fifty percent (50%) or more of its replacement value above foundation walls, or rendered wholly untenantable, after the beginning of the last two (2) years of the then-current term of this Lease, or, if at any time, forty percent (40%) or more of the Building shall be damaged or destroyed or rendered wholly untenantable by any such casualty, Landlord may elect to terminate this Lease by notice to Tenant, said notice to be given within sixty
(60) days of the event giving rise to such damage or destruction. Any such termination as aforesaid shall not affect any rights theretofore accrued to Landlord because of prior defaults of Tenant.

                  E. RESTORATION: The time required by Landlord to repair any said damage as aforesaid shall be extended by such time as is reasonably required by Landlord to obtain the required building permits to commence such restoration, which permits Landlord shall apply for and pursue with diligence. Landlord's obligation to repair any such damage shall in any event be limited to the structural components of the Property (including roof, floor, foundation and exterior walls of the Building), and base building equipment and operating systems (other than Tenant decoration or modification thereof) and interior structural work existing as of the Commencement Date, and in no event shall include repair of any alterations, improvements or betterments made by Tenant in or about the Property; provided that in the event Landlord (i) fails to substantially commence such repairs within ninety (90) days after the casualty,
(ii) fails to restore the Property and the Building to substantially their pre-existing condition, or (iii) fails to substantially complete such restoration within one hundred eighty (180) days after such casualty, then in any of such events, Tenant may, at its option, terminate this Lease upon thirty
(30) days written notice given prior to substantial completion of such repairs or restoration and suffer no further liability hereunder. Unless Tenant so terminates, Tenant, after the occurrence of any such fire or other casualty shall, at its own cost and expense, promptly repair and restore the portion of the Property which Landlord is not obligated to restore, as well as Tenant's fixtures, equipment and appurtenances.

         14.      CONDEMNATION
                  ------------

                  A. GENERALLY: In the event that any portion of the Property shall be taken or condemned for public use, any proceeds awarded shall become the property of Landlord. To the extent Landlord may so determine, Landlord shall rebuild and restore the remaining portion of the Property so as to make an architecturally complete unit, and the Base Rent and additional rent shall be reduced in the proportion which the floor area of the Property taken bears to the floor area of the Property as a whole.

                  B. OPTION TO CANCEL: In the event that twenty percent (20%) or more of the floor area of the Building shall be so taken, either Tenant or Landlord may cancel and terminate this Lease by serving upon the other a written notice of its intention so to do within thirty (30) days after receiving notice that the condemnation judgment shall be entered, in which event Landlord shall not be required to restore or rebuild the Property. Moreover, in the event that fifty percent (50%) or more of the floor area of the Building shall be so taken, or in the event that twenty-five percent (25%) or more of the total floor area of the Building shall be so taken during the last two (2) years of the then-current term of this Lease, Landlord shall have the right to cancel and terminate this Lease by serving upon Tenant a written notice of its intention to do so within thirty (30) days after the condemnation judgment shall be entered. It is agreed, however, that if a portion of the Property or the Building is taken and the Lease is not canceled or terminated by either party hereto as permitted above, the Property shall be restored as stated in Section 14.A.

                  C. CLAIMS TO CONDEMNATION AWARD: Tenant shall have no right or claim to any portion of Landlord's condemnation award, and shall have no right or claim based on the condemnation of the Property or the improvements thereto or of Tenant's leasehold interest therein. Notwithstanding the foregoing, Tenant shall have the right to make a claim for a separate award for: Tenant's loss of business; moving or relocation expenses; injury to or taking of Tenant's improvements; removal or taking of Tenant's trade fixtures, equipment and furnishings; or as a result of any modification, alteration or repair reasonably required by Tenant to place the remaining part of the Property in suitable condition for continued occupancy and use.

                  D. RESTORATION: Landlord's obligation to restore the Property shall be limited, in any event, to the structural components of the Property (including roof, floor, foundation and exterior walls of the Building), and base building equipment and operating systems (other than Tenant decoration or modification thereof), and interior structural work existing as of the Commencement Date, and in no event shall include restoration of any alterations, additions or betterments made by Tenant in or about the Property. If Landlord chooses to restore the Property, it shall provide Tenant with an estimate of the time needed to restore the Property to their condition immediately prior to the casualty. If the time period so estimated exceeds one hundred eighty (180) days, Tenant may terminate this Lease within ten (10) days after receipt of such estimate. If the estimated restoration period is less one hundred eighty (180) days, or if Tenant agrees to a period in excess of one hundred eighty (180) days, then Landlord shall promptly commence such repair work and diligently proceed to complete the same.

         15.      COMPLIANCE WITH REGULATIONS, ETC.
                  ---------------------------------

                    Tenant covenants throughout the term at its expense to comply promptly with all laws, codes, ordinances, administrative and court orders and directives, rules and regulations which have the force of law, including but not limited to the Americans With Disabilities Act, whether now in effect or hereafter promulgated, applicable to Tenant's use and occupancy of the Property, however, Tenant shall have the right to contest the applicability and/or validity of any of the above so long as by reason of such action, the Property or the improvements thereto would not be in danger of encumbrance, forfeiture or loss.

         16.      LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS
                  ----------------------------------------------

                  If Tenant shall fail to perform any covenant or duty required of it by this Lease or by law, Landlord shall, after written notice to Tenant and expiration of the applicable cure period, have the right (but not the duty) to enter the Property, without further notice if necessary, and to perform the same. The costs of such performance shall be payable by Tenant, as additional rent, upon ten (10) days written notice.

         17.      INDEMNIFICATION
                  ---------------

                  Except with respect to claims arising from the negligence of Landlord or of its agents, servants, employees or contractors, or from the negligence of other tenants of the Building or of their agents, servants, employees, contractors or invitees, Tenant covenants and agrees to indemnify and save Landlord harmless (to the extent Landlord is not reimbursed by insurance) from any and all losses, damages, claims, suits or actions, judgments and costs, which may arise or grow out of any injury to or death of any person or damage to any property, or from any claims for liability of any nature whatever arising from any use, occupancy, construction, repairs, or other work or activity done in or on the Property, or from any condition of the Property or anything thereon or therein, or from any occurrence whatever in or on the Property during the term of this Lease, including all Landlord's reasonable costs, expenses and reasonable attorneys fees in connection with any such claim.

         18.      LANDLORD'S RIGHTS ON TENANT'S DEFAULT
                  -------------------------------------

                  A. DEFAULTS AND REMEDIES: In the event that: (1) Tenant shall have failed to pay any installment of Base Rent, additional rent, or any other charge provided in this Lease, or any portion thereof, when due and payable, and the same shall remain unpaid for a period of ten (10) days thereafter; or (2) Tenant shall be in default under any other provisions of this Lease and so remain for a period of thirty (30) days after Landlord, by written notice, has informed Tenant of such default (in the case of a default which cannot with due diligence be cured within a period of thirty (30) days, Tenant shall have such additional time to cure same as may same as may reasonably be necessary, provided Tenant proceeds promptly and with due diligence to cure such default after receipt of said notice); or (3) (a) Tenant shall file in any court a petition in bankruptcy or insolvency or for reorganization or arrangement under the applicable Federal or State bankruptcy laws, or for the appointment of a receiver or trustee of all or a portion of Tenant's property; or (b) an involuntary petition of the kind referred to in (3) (a) of this paragraph A shall be filed against Tenant, and such petition shall not be vacated or withdrawn within sixty (60) days after the date of filing thereof; or (c) Tenant shall make an assignment for the benefit of creditors other than in the ordinary course of business; or (d) Tenant shall be adjudicated a bankrupt; or (4) Tenant shall vacate or abandon the Property and leave same vacated or abandoned, unless Tenant then is actively marketing the Property for assignment or sublet; or (5) Tenant shall assign or sublet the Property in violation of Section 20 of this Lease, then Landlord may elect by written notice to Tenant to terminate Tenant's right to possession only, without terminating the Lease, and Landlord may, at Landlord's option, enter into the Property and take and hold possession thereof, without terminating the Lease or releasing Tenant in whole or in part (except as set forth in Section 18.B below), from Tenant's obligation to pay rent hereunder for the full stated term at the time and in the manner provided in this Lease.

                  B. ADDITIONAL REMEDIES: Upon and after entry into possession without terminating the Lease pursuant to the foregoing Paragraph A, Landlord may, but need not (subject to the following sentence), relet the premises or any part thereof for the account of Tenant to any person, firm or corporation, other than Tenant, for such rent, for such time and upon such terms as Landlord, in Landlord's sole discretion, shall determine, and Landlord shall not be required to accept any tenant offered by Tenant, or to observe any instruction given by Tenant about such reletting. Notwithstanding the foregoing, however, Landlord agrees to use reasonable efforts to mitigate its damages in the event of Tenant's default hereunder. In any such case, Landlord may alter the Property and make repairs, redecoration and remodeling to the extent deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay the costs thereof, together with Landlord's expense of obtaining possession of the Property and the expense of reletting (including brokerage fees or commissions and reasonable attorneys' fees). If the consideration collected by Landlord upon such reletting for Tenant's account, if any, is not sufficient to pay the monthly installment of Base Rent and any additional rent required under this Lease, Tenant shall pay to Landlord the amount of each monthly deficiency immediately upon demand.

                  C. LANDLORD'S RIGHT TO TERMINATE: In addition to the right of Landlord to terminate Tenant's right to possession only, Landlord shall also have the right, at any time after default, to cancel and terminate this Lease, by serving written notice to such effect on Tenant, and to pursue any remedy at law or in equity that may be available to Landlord. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including (i) the cost of recovering the Property, (ii) reasonable attorneys' fees incidental thereto, and (iii) the worth at the time of such termination of the excess, if any, of the amount of Base Rent, additional rent and charges equivalent to rent due under this Lease for the remainder of the stated term over the then reasonable rental value of the Property for the remainder of the stated term, all of which amounts shall be immediately due and payable by Tenant; however, there shall be credited against the amount described in clause (iii) any amounts paid to Landlord pursuant to Paragraph B, above, which relate to the period after such termination.

                  D. NO WAIVER: No waiver by Landlord of a breach of any covenant, agreement, obligation or condition of this Lease shall be construed to be a waiver of any future breach of the same or any other covenant, agreement, obligation or condition hereof. No receipt of money by Landlord from Tenant after notice of default, or after the termination of this Lease, or after the commencement of any suit or after final judgment of possession of the Property, shall reinstate, continue or extend the term of this Lease or affect any notice, demand or suit. The rights and remedies hereby granted are cumulative and the use of one remedy shall not exclude or waive Landlord's right to use another. In the event Landlord commences any proceedings for non-payment of Base Rent or additional rent, Tenant shall not interpose any counterclaim of whatever nature or description in such proceedings; this shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action brought by Tenant.

         19.      BANKRUPTCY
                  ----------

                  A. DEFINITION. For purposes of this Lease, the following shall be deemed "Events of Bankruptcy": (i) if a receiver or custodian is appointed for any or all of Tenant's property or assets, or if there is instituted a foreclosure action on any of Tenant's property; or (ii) if Tenant files a voluntary petition under 11 U.S.C. Section 101 et seq., as amended ("Bankruptcy Code"), or under the insolvency laws of any jurisdiction ("Insolvency Laws"); or
(iii) if there is filed an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is not dismissed within sixty (60) days of filing; or (iv) if Tenant makes or consents to an assignment of its assets, in whole or in part, for the benefit of creditors, or a common law composition of creditors.

                  B. TERMINATION. Upon the occurrence of an Event of Bankruptcy, Landlord, at its option and sole discretion, may terminate this Lease by notice to Tenant (subject, however, to applicable provisions of the Bankruptcy Code or Insolvency Laws during the pendency of any action thereunder). If this Lease is terminated under this Section 19, Tenant shall immediately surrender and vacate the Property, waives all statutory or other notice to quit, and Landlord shall have all rights and remedies against Tenant provided in Section 18 in case of a default beyond any applicable grace or notice and cure period by Tenant.

                  C. RIGHTS IN BANKRUPTCY. If Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease under this Section 19 shall be subject to the applicable rights (if any) of the debtor-in-possession or the debtor's trustee in bankruptcy (collectively, the "Trustee") to assume or assign this Lease as then provided for in the Bankruptcy Code, provided, however, that as a condition to any assignment of this Lease, the Trustee must give to Landlord, and Landlord must receive, proper written notice of the Trustee's assumption or rejection of this Lease, within sixty (60) days (or such other applicable period as is provided pursuant to the Bankruptcy Code, it being agreed that sixty (60) days is a reasonable period of time for election of an assumption or rejection of this Lease) after the commencement of the Bankruptcy Case, and that failure of the Trustee to give notice of such assumption hereof within said period shall conclusively and irrevocably constitute the waiver of any right of the Trustee to assign this Lease. The Trustee shall not have the right to assign this Lease unless the Trustee (i) promptly and fully cures all defaults under this Lease, (ii) promptly and fully compensates Landlord and any third party (including other tenants) for all monetary damages incurred as a result of such default, and
(iii) provides to Landlord "adequate assurance of future performance." Landlord and Tenant (which term may include the debtor or any permitted assignee of debtor) hereby agree in advance that "adequate assurance of performance" as used in this paragraph, shall mean that all of the following minimum criteria must be met: (1) the source of rent and other consideration due under this Lease, and the financial condition and operating performance of Tenant shall be similar to the financial condition and operating performance of Tenant as of the Commencement Date; (2) Trustee or Tenant must pay to Landlord all rent payable by Tenant hereunder when due, and (3) Trustee or Tenant must agree (by writing delivered to Landlord) that the Property shall be used only for the permitted use as stated in this Lease, and that any assignment of this Lease is subject to all of the provisions thereof and will not violate or affect the rights or agreements of any other tenants or occupants in the Building or of the Landlord (including any mortgage or other financing agreement for the Building or the Property). The criteria stated above are not intended to be exhaustive or all-inclusive and Landlord may determine that the circumstances of Tenant or of this Lease require other or further assurances of future performance with respect to the assignment. In the event Tenant is unable to: (w) cure its defaults, (x) reimburse Landlord for its monetary damages, (y) pay the rent due under this Lease on time, or (z) meet those criteria and obligations imposed by
(1) through (3) above, then Tenant shall not have met its burden to provide adequate assurance of future performance, and the Trustee shall have no rights to assign this Lease.

         20.      ASSIGNMENT AND SUBLETTING
                  -------------------------

                  Tenant may not assign this Lease or sublet all or any portion of the Property without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. Tenant must request Landlord's consent to an assignment or sublease in writing at least thirty (30) days prior to the commencement date of the proposed sublease or assignment, which request must include (a) the name and address of the proposed assignee or subtenant, (b) the nature and character of the business of the proposed assignee or subtenant, (c) financial information (including financial statements) of the proposed assignee or subtenant and (d) a copy of the proposed sublet or assignment agreement, which must be in substance and form reasonably acceptable to Landlord. Tenant shall also provide any additional information Landlord reasonably requests regarding such proposed assignment or subletting. Landlord shall provide its written response to Tenant's request for consent to an assignment or subletting within ten (10) business days of Tenant's request therefor. Any assignment, encumbrance, or sublease without Landlord's written consent shall be voidable by Landlord and, at Landlord's election, constitute an event of default hereunder. Neither the consent by Landlord to any assignment, transfer, encumbrance or subletting nor the collection or acceptance by Landlord of rent from any assignee, subtenant or occupant shall be construed as a waiver or release of the initial Tenant from the terms and conditions of this Lease or relieve Tenant or any subtenant, assignee or other party from obtaining the consent in writing of Landlord to any further assignment, transfer, encumbrance or subletting.

         21.      INSPECTION BY LANDLORD, ETC.
                  ----------------------------

                  Landlord and its agents shall have the right at all reasonable times, upon reasonable notice to Tenant, during working hours during the term of this Lease to enter the Property for the purpose of performing the maintenance and repairs required of it by this Lease and for the purpose of inspecting the Property, and, during the last one hundred eighty (180) days of the term hereof, to show both the interior and exterior of the Property to prospective tenants or purchasers. Landlord or its agent shall have the right to enter the Property at any time without notice in the event of an emergency.

         22.      ASSIGNMENT OF LANDLORD'S INTEREST
                  ---------------------------------

                  In the event Landlord should assign this Lease or the rents hereunder, Tenant shall, upon ten (10) days notice of such assignment and the request of Landlord, pay all sums becoming due to Landlord hereunder from and after a date specified by Landlord to the assignee, and furnish such evidence of insurance coverage required hereunder as the assignee may reasonably require so as to protect the assignee's interest as it may appear.

         23.      ATTORNMENT
                  ----------

                  In the event of the enforcement by a lender of Landlord's of any of the remedies provided by law or by a deed of trust or other financing document by a foreclosure sale, Tenant will, upon the request of the successor to the interest of Landlord in the Property, automatically attorn to such successor in interest, without any change in the terms or conditions of this Lease, provided, however, that such successor in interest (i) shall not be bound by any payment of Base Rent or additional rent for more than one (1) month in advance, (ii) shall not be bound by any amendment or modification to this Lease made without the consent of Landlord's mortgagee, (iii) shall not be liable for damages for any act or omission of any prior landlord, including Landlord, and
(iv) shall not be subject to any offsets or defenses which Tenant might have against prior landlords, including Landlord. Upon request by the successor in interest, Tenant shall execute and deliver an instrument confirming the foregoing attornment.

         24.      SUBORDINATION
                  -------------

         This Lease shall be subject and subordinate to the lien of any present or future mortgage or mortgages upon the Property or the Building, irrespective of the time of execution or the time of recording of any such mortgage or mortgages, and to any modifications, extensions, renewals and refinancing thereof; provided, however, that such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagee and, during the term of this Lease, the rights of Tenant shall remain in full force and effect so long as Tenant shall continue to perform all of the covenants and conditions of this Lease. This subordination shall be self-operative; however, in confirmation thereof, Tenant shall execute promptly any instrument that Landlord or any first mortgagee may request confirming such subordination. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument on behalf of Tenant. Notwithstanding the foregoing, before any foreclosure sale under a mortgage, the mortgagee shall have the right to subordinate the mortgage to this Lease, and, in the event of a foreclosure, this Lease may continue in full force and effect and Tenant shall attorn to and recognize as its landlord the purchaser of Landlord's interest under this Lease. Tenant shall, upon the request of a mortgagee or purchaser at foreclosure, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of the lien of any mortgage to this Lease or Tenant's attornment to such Purchaser. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments and modifications, extensions, renewals and replacements thereof and any and all advances thereunder.

         25.      QUIET POSSESSION
                  ----------------

                  Landlord covenants and warrants to Tenant that Tenant, provided it is not in default hereunder, shall peaceably and quietly have, hold and enjoy the Property and all appurtenances thereon during the full term of this Lease.

         26.      FAILURE TO INSIST UPON STRICT PERFORMANCE; LENDER'S CONSENT TO
                  --------------------------------------------------------------
MODIFICATION
------------
                  The failure of either party to insist upon the strict performance of any of the terms, conditions and covenants herein contained shall not be deemed a waiver of any rights or remedies that either party may have under this Lease or at law or equity, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed or modified without the consent of Landlord's Lender.

         27.      HOLDING OVER
                  ------------

                  In the event that Tenant shall hold over after the expiration of this Lease, the tenancy created by such holding over shall be a month-to-month, but in all other respects shall be governed by the terms of this Lease; provided, however, if such holding over is without the express prior written consent and approval of Landlord, the Base Rent shall be one and one half times the Base Rent during the last full twelve (12) month period of this Lease; and provided, further, in all cases, thirty (30) days' notice shall be required to terminate the tenancy created by such holding-over. This amount was negotiated and agreed upon by Landlord and Tenant as a material provision of this Lease and it is understood and agreed to be a reasonable and justifiable charge in the event Tenant shall hold over. Nothing in this Section 27 shall be deemed, interpreted or construed as Landlord's consent to any such holding over after the expiration of the term of this Lease, unless Landlord has given its prior written consent and approval to such holding over.

         28.      UTILITY LINES AND FACILITIES
                  ----------------------------

                  Landlord reserves the right to place in, over, below and upon the Property (in such manner as to not interfere with Tenant's use of the Property), utility lines, conduits, pipes, tunneling and the like to service the Property and to use, replace, repair and maintain (or permit any other tenant so to do) such utility lines, conduits, pipes, tunneling and the like, in, over, below and upon the Property in such manner as will not interfere with Tenant's enjoyment thereof, provided that Landlord shall provide that such work does not interfere with the ongoing business and operations of Tenant, is accomplished only after reasonable notice to Tenant, that such work shall be done expeditiously and in a workmanlike manner, and further, that the Property shall, upon conclusion of the work, be restored to substantially the same conditions as it was prior to the commencement of the work.

         29.      SIGNS
                  -----

                  Tenant, at its sole cost and expense, shall have the right to place, construct and maintain on the Property one or more signs advertising its business at the Property, in compliance with all applicable governmental rules and regulations. Tenant agrees to remove all such signs at end of term of this Lease and to repair any damage to the Property related to such removal.

         30.      END OF TERM
                  -----------

                  Tenant shall peaceably surrender the Property to Landlord on the expiration or earlier termination of this Lease, in broom-clean condition and in as good condition as when Tenant took possession, including, without limitation, the repair of any damage to the Property caused by the removal of any of Tenant's personal property or trade fixtures from the Property, except for reasonable wear and tear and loss by fire or other casualty covered by insurance. Any of Tenant's personal property left on or in the after the expiration or earlier termination of this Lease shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease.

         31.      SUCCESSORS AND ASSIGNS
                  ----------------------

                  Except as hereinabove expressly otherwise provided, this Lease shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         32.      NOTICES
                  -------

                  Any notice or demand required or permitted under this Lease shall be deemed given on the day hand delivered, two (2) business days after being deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid, or the next business day after being sent by overnight express courier service, to Landlord or Tenant at the following addresses (or at such address as the party being notified shall have previously requested by written notice to the notifying party):

                  To Landlord:

                           Mr. Kevin J. Thomas
                           6620 Daniels Road
                           Naples, Florida 34104

                  To Tenant:

                           Vitarich Laboratories, Inc.
                           c/o Argan, Inc.
                           One Church Street, Suite 302
                           Rockville, Maryland 20850
                           Attention:  Mr. Haywood Miller

         33.      TENANT ESTOPPEL CERTIFICATES
                  ----------------------------

                  From time to time during the term of this Lease, Tenant covenants and agrees to submit, upon ten (10) days written demand therefor, an estoppel certificate confirming the subordination of this Lease as set forth in
Section 24, and certifying (if such is true and correct) that: (i) the Property have been accepted by Tenant as satisfactory; (ii) that Tenant is in full and complete possession of the Property, stating the date upon which rent commenced to accrue and the date to which rent has been paid; (iii) the Lease is in full force and effect, and has not been amended, modified or superseded, or, if amended, modified or superseded, setting forth the terms of same; (iv) that Tenant has received no notice of any sale, transfer, pledge or assignment of this Lease or of the rentals by Landlord; (v) that Tenant has not advanced to or on behalf of the Landlord any monies which have not been reimbursed; and (vi) that Tenant holds no claim against Landlord which might be set off against accruing rentals.

         34.      CAPTIONS AND HEADINGS
                  ---------------------

                  The captions and headings throughout this Lease are for convenience of reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of, or the scope or intent of, this Lease nor in any way affect this Lease.

         35.      SEVERABILITY
                  ------------

                  A. DIVISIBLE CONTRACT: It is agreed that, for the purpose of any suit brought or based on this Lease, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on said Lease as successive periodic sums shall mature under said Lease, and it is further agreed that failure to include in any suit or action any sum or sums then matured shall not be a bar to the maintenance of any suit or action, for the recovery of said sum or sums so omitted, and the Tenant agrees that it will not in any suit or suits brought on this Lease for a matured sum for which judgment has not previously been received, plead, rely on or urge as a bar to said suit or suits, the defenses of res judicata, former recovery extinguishment, merger, election of remedies or other similar defense, unless such is a compulsory matter of pleading.

                  B. SAVINGS CLAUSE: If any term, clause or provision of this Lease is declared invalid by a court of competent jurisdiction, the validity of the remainder of the Lease shall not be affected thereby but shall remain in full force and effect.

         36.      LANDLORD'S REPRESENTATIONS
                  --------------------------

                  Landlord hereby represents and warrants to Tenant that Landlord is the owner of the Property in fee simple absolute, subject to certain encumbrances, restrictions and easements of record, and that Landlord has full right and authority to enter into this Lease.

         37.      HAZARDOUS SUBSTANCES
                  --------------------

                  A. DEFINITION. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "infectious wastes," "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws, regulations or ordinances including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

                  B. GENERAL PROHIBITION. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under or about the Property, the Building or the land on which the Building is located ("Land") by Tenant or its agents, affiliates, sublessees or assignees, except for the temporary storage of Hazardous Materials that are used in the ordinary course of Tenant's business provided such permitted Hazardous Materials are properly stored in a manner and location meeting all Environmental Laws. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal or bodily injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from a breach of this prohibition by Tenant, its agents, affiliates, sublessees or assignees. Landlord shall have the right but not the obligation to enter the Property for the purpose of inspecting the storage, use and disposal of any Hazardous Material which Tenant may be permitted to store or use upon the Property in accordance with applicable environmental laws and otherwise to insure strict compliance with the provisions of this Section 37.

                  C. NOTICE. In the event that Hazardous Materials are discovered upon, in, or under the Property, the Building or the Land, and any governmental agency or entity having jurisdiction over the Property, the Building or the Land requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Property by Tenant or its agents, affiliates, sublessees or assignees, but not those of its predecessors. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Property, the Building or the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Property, the Building, the Land or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any Hazardous Materials Laws; (iii) any claim made or threatened by any person against Tenant, the Property, the Building or the Land relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under or about or removed from the Property, the Building or the Land, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five
(5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Property, the Building, the Land or Tenant's use or occupancy thereof.

                  D. SURVIVAL. The respective rights and obligations of Tenant under this Section 37 shall survive the expiration or earlier termination of this Lease.

         38.      GOVERNING LAW
                  -------------

                  This Lease shall be construed and interpreted under the laws of the State of Florida.

         39.      ATTORNEYS' FEES AND RELATED MATTERS
                  -----------------------------------

                  In the event any court action is brought by Landlord or Tenant to recover any sum due and unpaid under the terms hereof, or for the breach of any of the terms and conditions contained herein, or to recover possession of the Property, whether or not such court actions shall proceed to judgment, the prevailing party shall reimburse the other for all costs and expenses, including without limitation reasonable attorneys' fees, incurred by the prevailing party in such court actions.

         40.      BROKERS
                  -------

                  Each of the parties warrants to the other that it has not dealt with any broker or agent with respect to this Lease or the negotiation hereof, and each hereby agrees to hold the other harmless from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with whom said party has dealt in violation of this warranty.

         41.      TRANSFER OF LANDLORD'S INTEREST
                  -------------------------------

                  So long as Landlord's interest in the Property is a fee interest, the term "Landlord," as used in this Lease, is defined as the then current owner or mortgagee in possession of the Property. In the event of any sale or sales by the then current Landlord hereunder of the Property, and provided the transferee of Landlord's interest assumes all of Landlord's obligations under this Lease, then, from and after the closing of such sale transaction, Landlord whose interest is thus sold shall be and hereby is completely released and forever discharged from and of all covenants, obligations and liabilities of Landlord hereunder relating to the period following such sale or transfer.

         42.      MISCELLANEOUS
                  -------------

                  A. COMPLETE AGREEMENT: It is understood and agreed that this Lease Agreement and the exhibits, addenda and riders, if any, attached hereto, contain the entire agreement between the parties, which shall not be modified in any manner except by an instrument in writing executed by the parties hereto. This Lease supersedes and replaces the 2004 Lease (as defined in Section 2.D above), which is hereby terminated in its entirety.

                  B. TIME IS OF THE ESSENCE: Time shall be of the essence for the performance of all agreements and obligations by the parties hereunder.

                  C. WAIVER BY TENANT: Tenant hereby waives any and all rights of redemption and all rights to relief from forfeiture granted by or under any present or future laws. To the fullest extent permitted by law, Tenant waives the right to a trial by jury and the right to file any counterclaims or cross-claims against Landlord other than compulsory counterclaims or cross-claims.

                  D. CORPORATE TENANT: If Tenant is or will be a corporation, partnership or limited liability company, the persons executing this Lease on behalf of Tenant hereby covenant, represent and warrant that Tenant is duly organized and/or duly qualified and is authorized to do business in the State of Florida; and that the person or persons executing this Lease on behalf of Tenant is an officer or are officers or other authorized person or persons of such Tenant, and that he, she or they as such officers or authorized persons were duly authorized to sign and execute this Lease. Upon request of Landlord to Tenant, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with the foregoing sentence.

                   E. FORCE MAJEURE: Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant hereunder, Landlord or Tenant, as the case may be, shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strike, riots, acts of God, shortage of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of said party.

         43.      OPTIONS TO RENEW
                  ----------------

                  Provided that (i) this Lease is in full force and effect, (ii) Tenant or its permitted successors or assigns, if any, is in possession of the Property, and (iii) Tenant is not in default of its duties and obligations under this Lease beyond any applicable grace or notice and cure periods under the Lease, Tenant shall have one (1) option to renew this Lease, for a term of three
(3) years ("Renewal Term"). Tenant must notify Landlord of its intent to renew in writing not later than one hundred eighty (180) days prior to expiration of the then current term. Tenant's failure to deliver the notice of exercise prior to such deadline shall be deemed to be a waiver by Tenant of its right to renew the term of this Lease, time being of the essence. All terms and conditions of this Lease shall be applicable during any Renewal Term except that the amount of Base Rent charged for the Renewal Term shall be the then "Prevailing Market Rent," which shall be the rent for properties comparable to the Property in the Naples, Florida area; provided, however, that in no event shall the Prevailing Market Rent be deemed to be less than the Base Rent payable under this Lease during the lease year immediately preceding the first lease year of the Renewal Term. If within thirty (30) days following delivery of Tenant's notice of his intent to renew, Landlord and Tenant have not mutually agreed on the Prevailing Market Rent for the Renewal Term in question, then within ten (10) days after the expiration of such thirty-day period, each party shall give written notice to the other setting forth the name and address of a Broker (as hereinafter defined) selected by such party who has agreed to act in such capacity, to determine the Prevailing Market Rent. If either party shall fail to select a Broker as aforesaid, the Prevailing Market Rent shall be determined by the Broker selected by the other party. Each Broker shall thereupon independently make his determination of the Prevailing Market Rent within twenty (20) days after appointment of the second Broker. If the two Brokers' determinations are not the same, but the higher of such two values is not more than one hundred ten percent (110%) of the lower of them, then the Prevailing Market Rent shall be deemed to be the average of the two values. If the higher of such two values is more than one hundred ten percent (110%) of the lower of them, then the two Brokers shall jointly appoint a third Broker within ten (10) days after the second of the two determinations described above has been rendered. The third Broker shall independently make his determination of the Prevailing Market Rent within twenty (20) days after his appointment. The highest and the lowest determinations of value among the three Brokers shall be disregarded and the remaining determination shall be deemed to be the Prevailing Market Rent. Within thirty (30) days after the Prevailing Market Rent is determined as aforesaid, the parties shall execute an amendment to this Lease setting forth the new Base Rent to be paid for the Renewal Term. Each party shall be responsible for the fees and expenses charged by the Broker engaged by it, and shall share equally the fees and expenses charged by the third Broker, if any.
Tenant shall be required to exercise its option to renew with respect to all (and not less than all) of the Property then under this Lease, unless otherwise mutually agreed upon.

                         [Signatures on following page]

            WITNESS the hands and seals of the parties hereto the day and year first above written.

                                                     LANDLORD:

                                                     /s/ Kevin Thomas
                                                     ---------------------------
                                                     KEVIN J. THOMAS

                                                     TENANT:

                                                     VITARICH LABORATORIES, INC.

                                                     By: /s/ Haywood Miller
                                                         -----------------------
                                                     Title: Vice President
                                                            --------------------